PREPARED BY:                )
)
Anderson, McCoy & Orta, P.C.        )
100 N. Broadway, Suite 2600            )
Oklahoma City, Oklahoma 73102        )
Attn: H. Anne Nicholson            )
Loan No. 85-0201155                )

ASSUMPTION AGREEMENT
This Assumption Agreement (“Assumption Agreement”) is made this 22nd day of December, 2011, by U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE, SUCCESSOR-IN-INTEREST TO BANK OF AMERICA, N.A., AS TRUSTEE, SUCCESSOR BY MERGER TO LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC., COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-TOP12 (“Noteholder”), Scottsdale Pinnacle LP, a California limited partnership (“Borrower”), Howard Banchik and Steven J. Fogel, each an individual (collectively “Original Guarantor”), Whitestone Pinnacle of Scottsdale, LLC, a Delaware limited liability company (“Assumptor”), and Whitestone REIT Operating Partnership, LP, a Delaware limited partnership and Whitestone REIT, a Maryland Real Estate Investment Trust (collectively “New Guarantor”).
RECITALS

A.
Noteholder's predecessor in interest, Bear Stearns Commercial Mortgage, Inc., a New York corporation (“Original Lender”), made a loan to Borrower in the original principal amount of Fifteen Million Seven Hundred Thousand and no/100 Dollars ($15,700,000.00) (“Loan”), under the terms and provisions set forth in the following loan documents, all of which are dated as of May 15, 2003, unless otherwise noted:+

1.	Promissory Note (“Note”) in the original principal amount of the Loan, made by Borrower and payable to Original Lender, as amended by an Amendment to Promissory Note;

2.
Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing executed by Borrower to Stewart Title & Trust of Phoenix, Inc., as trustee, for the benefit of Original Lender which secures the Note and other obligations of Borrower (“Security Instrument”), and which Security Instrument was recorded on May 15, 2003, as Document No. 2003-0624539 with the Maricopa County Recorder, State of Arizona (“Official Records”), the Original Lender's interest under which was assigned to Noteholder by instrument recorded on January 9, 2004, as Document No. 2004-0025300, in the Official Records. The Security Instrument was subsequently modified by that certain Partial Release of Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing and Partial Release of Assignment of Leases and Rents dated as of May 23, 2008 and recorded in the Official Records as Document No. 20080658279 on July 29, 2008 (“Partial Release Documents”). The land, improvements and other real property which are currently subject to the Security Instrument, as modified by the Partial Release Documents, are hereinafter referred to as the “Property” and the equipment, machinery and other personal property which are subject to the Security instrument as modified by the Partial Release Documents are hereinafter referred to as the “Collateral”;

3.
Assignment of Leases and Rents executed by Borrower, which was recorded on May 15, 2003, as Document No. 2003-0624540, with the Official Records, the Original Lender's interest under which was assigned to Noteholder by instrument recorded on January 9, 2004, as Document No. 2004-0025300 in the Official Records;

4.	Indemnity Agreement executed by Original Guarantor (“Guaranty”);

5.	Conditional Assignment of Management Agreement, executed by Borrower and Westwood Financial Corp.;

6.	Replacement Reserve, Leasing Reserve and Security Agreement executed by Borrower (“Reserve and Security Agreement”);

7.	Cash Management Agreement executed by Borrower, LaSalle Bank National Association and Original Lender (“Cash Management Agreement”);

8.	Assignment of Agreements, Permits and Contracts executed by Borrower and Original Lender;

9.
UCC-1 Financing Statement recorded on May 15, 2003, as Document No. 2003-0624541 with the Official Records, as amended on by UCC Financing Statement Amendment recorded July 29, 2008 as Document No. 20080658280 with the Official Records; and

10.	UCC-1 Financing Statement filed on July 3, 2003, as Instrument 0319160012, with the California Secretary of State (“State UCC”).

The above documents and any other loan documents executed by Borrower, including, in each case, any prior amendments thereto, together with this Assumption Agreement are hereinafter collectively defined as the “Loan Documents”.

B.	As of December 14, 2011:
The principal balance outstanding under the Note was $14,131,756.02;

1.	Accrued interest on the Note has been paid through November 30, 2011;

2.	The balance in the Escrow Fund for the payment of Taxes (as such terms are defined in Sections 3.4 and 3.5 of the Security Instrument) was $168,530.45;

3.	The balance in the Escrow Fund for the payment of Insurance Premiums (as such terms are defined in Sections 3.3 and 3.5 of the Security Instrument) was $29,956.42; and,

4.
The balance in the Leasing Reserve (as defined in the Reserve and Security Agreement) was $40,421.79, and deposits to the Leasing Reserve are currently suspended pursuant to the terms of the Reserve and Security Agreement; and

5.	The balance in the Replacement Reserve (as defined in the Reserve and Security Agreement) was $142,107.04.

C.
Borrower has sold and conveyed the Property and the Collateral to Assumptor, or is about to sell and convey the Property and the Collateral to Assumptor, and both parties desire to obtain from Noteholder a waiver of any right Noteholder may have under the Loan Documents to accelerate the Maturity Date of the Note by virtue of such conveyance.

D.
Subject to the terms and conditions hereof, Noteholder is willing to consent to the sale and conveyance of the Property and the Collateral, and to waive any right of acceleration of the Maturity Date of the Note upon assumption by Assumptor of all obligations of Borrower under the Loan Documents.

NOW THEREFORE, FOR VALUABLE CONSIDERATION, including, without limitation, the mutual covenants and promises contained herein, the parties agree as follows:

1.	Incorporation. The foregoing recitals are incorporated herein by this reference.

2.
Assumption Fee. As consideration for Noteholder's execution of this Assumption Agreement and in addition to any other sums due hereunder, Assumptor agrees to pay Noteholder or Noteholder's servicer(s) (all as set forth in the escrow instructions to be executed in connection with the closing of this assumption) an assumption fee of $141,317.56 (representing 1% of the outstanding principal balance of the Loan as of the date of this Assumption Agreement).

3.	Conditions Precedent. The following are conditions precedent to Noteholder's obligations under this Assumption Agreement:

a.
The irrevocable commitment of First American Title Insurance Company (“Title Company”) to issue a new policy identical to that certain policy issued by Stewart Title & Trust of Phoenix (“Existing Title Policy”), in form and substance acceptable to Noteholder and without deletions or exceptions other than as expressly approved by Noteholder in writing, insuring Noteholder that the priority and validity of the Security Instrument has not been and will not be impaired by this Assumption Agreement, the conveyance of the Property, or the transaction contemplated hereby;

b.
Receipt and approval by Noteholder of: (i) the executed original of this Assumption Agreement; (ii) an executed original of a Memorandum of Assumption Agreement in the form attached hereto as EXHIBIT A and otherwise in form and substance acceptable to Noteholder (“Memorandum of Assumption Agreement”); and (iii) any other documents and agreements which are required pursuant to this Assumption Agreement, in form and content acceptable to Noteholder;

c.
Recordation in the Official Records of the Memorandum of Assumption Agreement, together with such other documents and agreements, if any, required pursuant to this Assumption Agreement or which Noteholder has requested to be recorded or filed;

d.	Delivery to Noteholder of UCC Financing Statements in proper form for filing in the appropriate jurisdictions as determined by Noteholder, which Assumptor expressly authorizes Noteholder to file;

e.
Execution and delivery to Noteholder by New Guarantor of a Indemnity Agreement (“New Guaranty”) in favor of Noteholder and in form and substance acceptable to Noteholder, pursuant to which New Guarantor irrevocably guarantees payment for certain matters under the Note as more specifically set forth in the New Guaranty;

f.
Delivery to Noteholder of the organizational documents and evidence of good standing of Assumptor, its constituent parties, and of New Guarantor, together with such resolutions or certificates as Noteholder may require, in form and content acceptable to Noteholder, authorizing the assumption of the Loan and executed by the appropriate persons and/or entities on behalf of Assumptor and New Guarantor;

g.	The representations and warranties contained herein are true and correct;

h.
Receipt by Noteholder of evidence of insurance acceptable in all respects to Noteholder, including certificates of insurance evidencing Assumptor's casualty insurance policy (ACORD 27) and comprehensive liability insurance policy (ACORD 25) with respect to the Property, each in form and amount satisfactory to Noteholder, with the annual premium for same to be paid at closing;

i.
Receipt by Noteholder of a copy of the special warranty deed by which title to the Property will be conveyed to Assumptor, and the purchase and sale agreement documenting the sale of the Property to Assumptor;

j.	Receipt by Noteholder of an executed assignment of the purchaser's interest in the purchase and sale agreement for the Property from the purchaser named therein to Assumptor;

k.	Receipt by Noteholder of an executed Form W-9 for Assumptor;

l.
Receipt by Noteholder of a copy of the new property management agreement for the Property in form and substance, and with a manager, acceptable to Noteholder, along with an executed assignment of management agreement acceptable to Noteholder;

m.
Noteholder shall have received such opinions of special counsel to Noteholder as may be required by Noteholder's counsel or the Loan Documents (a) opining to the validity and enforceability of this Assumption Agreement and the terms and provisions hereof, and any other agreement executed in connection with the transactions contemplated hereby, the authority of the Buyer and any constituents of the Buyer, to execute and deliver this Assumption Agreement and perform their obligations under the Note and other Loan Documents, and such other matters as reasonably requested by the Lender, (b) opining as to the due formation of the Assumptor in Delaware, the viability of any springing member, and such other matters as reasonably requested by Noteholder, and (c) and the transactions referenced herein with the provisions of the Internal Revenue Code as the same pertain to real estate mortgage investment conduits Lender shall have received opinions of counsel to Lender.

n.
Noteholder shall have received opinions of counsel to Assumptor and New Guarantor opining with respect to (i) the validity and enforceability of this Assumption Agreement and the terms and provisions hereof, and any other agreement executed in connection with the transactions contemplated hereby, (ii) the authority of the Assumptor and New Guarantor (and any constituents thereof), to execute and deliver this Assumption Agreement and perform their obligations under the Note and other Loan Documents, and (iii) such other matters as reasonably requested by the Noteholder;

o.	Payment of the assumption fee provided for in Section 2 above;

p.
Assumptor's reimbursement to Noteholder of Noteholder's costs and expenses incurred in connection with this Assumption Agreement and the transactions contemplated hereby, including, without limitation, title insurance costs, escrow and recording fees, attorneys' fees, appraisal, engineers' and inspection fees and documentation costs and charges, whether such services are furnished by Noteholder's employees, agents or independent contractors;

q.	Assumptor's execution of the Deposit Account Control Agreement;

r.	Borrower's delivery to Noteholder of evidence sufficient to establish that the second mortgage on the property has been reconveyed by the lender, TPAS Financing LLC; and,

s.
Borrower's delivery to Noteholder of evidence that payment has been made to: (i) Body Solutions (The Beauty Scene) for tenant improvements in the amount of $4,500.00; and (ii) to leasing broker in the amount of $6,327.75.

4.	Effective Date. The effective date of this Assumption Agreement shall be the date the Memorandum of Assumption Agreement is first written above (“Effective Date”).

5.
Assumption. Assumptor hereby assumes and agrees to pay when due all sums due or to become due or owing under the Note, the Security Instrument and the other Loan Documents first arising from and after the Effective Date and shall hereafter faithfully perform all of Borrower's obligations under and be bound by all of the provisions of the Loan Documents and assumes all liabilities of Borrower under the Loan Documents as if Assumptor were an original signatory thereto. The execution of this Assumption Agreement by Assumptor shall be deemed its execution of the Note, the Security Instrument and the other Loan Documents.

6.
Partial Release of Borrower; Release of Noteholder. Noteholder hereby releases (on the Effective Date) Borrower from liability under the Loan Documents other than this Assumption Agreement; provided however, that the parties hereby acknowledge and agree that Borrower is expressly not released from and nothing contained herein is intended to limit, impair, terminate or revoke, any of Borrower's obligations with respect to the matters set forth in Article 14 of the Note, to the extent the same arise out of or in connection with any act or omission occurring on or before the Effective Date (the “Retained Obligations”), and that such obligations shall continue in full force and effect in accordance with the terms and provisions thereof and hereof. Borrower's obligations under the Loan Documents with respect to the Retained Obligations shall not be discharged or reduced by any extension, amendment, renewal or modification to, the Note, the Security Instrument or any other Loan Documents, including, without limitation, changes to the terms of repayment thereof, modifications, extensions or renewals of repayment dates, releases or subordinations of security in whole or in part, changes in the interest rate or advances of additional funds by Noteholder in its discretion for purposes related to those set forth in the Loan Documents. Each of Borrower, Original Guarantor, Assumptor and New Guarantor hereby fully releases (on the Effective Date) Noteholder and any servicer(s) of the Loan from any liability of any kind arising out of or in connection with the Loan or the Loan Documents other than this Assumption Agreement, Each of Borrower, Original Guarantor, Assumptor and New Guarantor after consultation with its respective attorney, hereby expressly waives the benefits of the provisions of applicable law, if any, which provides to the effect that:

“A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release which, if known by him or her, must have materially affected his or her settlement with the debtor.”
From time to time without first requiring performance on the part of Assumptor, Noteholder may look to and require .performance by Borrower of all Retained Obligations. Borrower waives all presentments, demands for performance, notices of nonperformance, protests, notices of protest and notices of dishonor of all or any part of the indebtedness now existing or hereafter arising under the Loan Documents.

7.
Confirmation of Guaranty; Partial Release of Original Guarantor. Nothing contained herein is intended to limit, impair, terminate or revoke Original Guarantor's obligations under the Guaranty to the extent the same arise out of or in connection with any act or omission occurring on or before the Effective Date (“Retained Guarantor Obligations”) and such Retained Guarantor Obligations shall continue in full force and effect in accordance with the terms and provisions of the Guaranty; provided, however, Noteholder hereby releases Original Guarantor from its obligations under the Guaranty other than the Retained Guarantor Obligations, including but not limited to any obligations under the Guaranty to the extent the same arise out of or in connection with any act or omission occurring after the Effective Date.

8.
Escrow Account. Assumptor acknowledges that pursuant to the purchase agreement through which it is acquiring the Property, $800,000.00 is being deposited in an escrow account (“Escrow Funds”) to be administered pursuant to the purchase agreement. The Escrow Funds represent rental payments on certain spaces at the Property, and Assumptor acknowledges that such Escrow Funds are therefore subject to Noteholder's security interest. For avoidance of doubt, Assumptor hereby grants to Noteholder a continuing security interest in the Escrow Funds, with the remedies granted to Noteholder in the Security Instrument or at law.

9.	Amendment to Loan Documents; Event of Default. Section 10.1 of the Security Instrument is hereby amended to add a new item (s), which shall be inserted thereto:
“or (s) if Whitestone REIT shall fail to qualify as a real estate investment trust under Sections 856-860 of the Internal Revenue Code of 1986, as amended.”

10.	Representations and Warranties.

a.
Assignment. Borrower and Assumptor each hereby represents and warrants to Noteholder that Borrower has irrevocably and unconditionally transferred and assigned to Assumptor all of Borrower's right, title and interest in and to:

i.	The Property and the Collateral;

ii.	The Loan Documents;

iii.	All leases related to the Property or the Collateral;

iv.
All rights as named insured under all casualty and liability insurance policies (and all endorsements in connection therewith) relating to the Property or the Collateral (unless, but only to the extent that, Assumptor is obtaining its own such insurance policies);

v.	All reciprocal easement agreements, operating agreements, and declarations of conditions, covenants and restrictions related to the Property;

vi.	All prepaid rents and security deposits, if any, held by Borrower in connection with leases of any part of the Property or the Collateral; and

vii.	All funds, if any, deposited in impound accounts held by or for the benefit of Noteholder pursuant to the terms of the Loan Documents.
Borrower and Assumptor each hereby further represents and warrants to Noteholder that no consent to the transfer of the Property and, the Collateral to Assumptor is required under any agreement to which Borrower or Assumptor is a party, including, without limitation, under any lease, operating agreement, mortgage or security instrument (other than the Loan Documents), or if such consent is required, that the parties have obtained all such consents.

b.
No Defaults. Assumptor and Borrower each hereby represents and warrants, to the best of its respective knowledge, that no default, event of default, breach or failure of condition has occurred, or would exist with notice or the lapse of time or both, under any of the Loan Documents, as modified by this Assumption Agreement, and all representations and warranties herein and in the other Loan Documents are true and correct in all material respects.

c.
Loan Documents. Assumptor represents and warrants to Noteholder that Assumptor has actual knowledge of all terms and conditions of the Loan Documents, and agrees that Noteholder has no obligation or duty to provide any information to Assumptor regarding the terms and conditions of the Loan Documents. Assumptor further agrees that all representations, agreements and warranties in the Loan Documents regarding Borrower, its status, authority, financial condition and business shall apply to Assumptor as well as to Borrower, as though Assumptor were the borrower originally named in the Loan Documents. Assumptor further understands and acknowledges that, except as expressly provided in a writing executed by Noteholder, Noteholder has not waived any right of Noteholder or obligation of Borrower or Assumptor under the Loan Documents and Noteholder has not agreed to any modification of any provision of any Loan Document or to any extension of the Loan.

d.
Financial Statements. Assumptor represents and warrants to Noteholder that the financial statements of Assumptor, of each member of Assumptor (if Assumptor is a limited liability company and of each New Guarantor, if any, previously delivered by Borrower, Assumptor or any of such parties to Noteholder: (i) are materially complete and correct; (ii) present fairly the financial condition of each of such parties; and (iii) have been prepared in accordance with generally accepted accounting principles consistently applied or other accounting standards approved by Noteholder. Assumptor further represents and warrants to Noteholder that, since the date of such financial statements, there has been no material adverse change in the financial condition of any of such parties, nor have any assets or properties reflected on such financial statements been sold, transferred, assigned, mortgaged, pledged or encumbered except as previously disclosed in writing by Assumptor to Noteholder and approved in writing by Noteholder.

e.
Reports. Assumptor represents and warrants to Noteholder that to the best of its knowledge, all reports, documents, instruments and information delivered to Noteholder in connection with Assumptor's assumption of the Loan: (i) are correct and sufficiently complete to give Noteholder accurate knowledge of their subject matter; and (ii) do not contain any misrepresentation of a material fact or omission of a material fact which omission makes the provided information misleading.

f.
Assumptor Location. Assumptor represents and warrants that its chief executive office (or principal residence, if applicable) is located at the following address: c/o Whitestone REIT Operating Partnership, LP, 2600 S. Gessner Road, Suite 500, Houston, TX 77063. Assumptor represents and warrants that its state of formation is Delaware. All organizational documents of Assumptor delivered to Noteholder are complete and accurate in every respect. Assumptor's legal name is exactly as shown on page one of this Assumption Agreement. Assumptor shall not change Assumptor's name or, as applicable, Assumptor's chief executive office, Assumptor's principal residence or the jurisdiction in which Assumptor is organized, without giving Noteholder at least 30 days' prior written notice.

g.
No Pledge of Equity Interests. Assumptor represents and warrants to Noteholder that all funds provided by Assumptor's constituents to Assumptor are in the form of capital contributions and are not loans to Assumptor. Assumptor hereby represents and warrants to Noteholder that neither the Property nor the direct ownership interests in Assumptor have been pledged or encumbered in connection with the acquisition of the Property by Assumptor.

h.
Embargoed Person. Assumptor and New Guarantor represent and warrant that none of the funds or other assets of Assumptor or New Guarantor constitute property of, or are beneficially owned, directly or indirectly, by any person, entity or government subject to trade restrictions under U.S. law, including but not limited to, the USA PATRIOT Act (including the anti-terrorism provisions thereof), the International Economic Powers Act, 50 U.S.C. §§ 1701, et. seq., the Trading with the Enemy Act, 50 U.S.C. App. 1 et. seq., and any Executive Orders or regulations promulgated thereunder, including those related to Specially Designated Nationals and Specially Designated Global Terrorists (“Embargoed Person”) and further warrant and represent that no Embargoed Person has any interest of any nature whatsoever in Assumptor or New Guarantor with the result that the investment in Assumptor (whether directly or indirectly) is prohibited by law. Notwithstanding the aforementioned, Assumptor and New Guarantor shall have no duty to investigate or confirm whether any shareholder or unit holder of New Guarantor are in compliance with the foregoing and any violation by such shareholders or unit holders shall not be a breach hereunder.

11.
Cash Management. Assumptor hereby acknowledges that it is assuming the Cash Management Agreement, as amended by this Assumption Agreement, and further acknowledges and ratifies its obligations to (i) establish the Clearing Account (as defined in the Cash Management Agreement), and (ii) pursuant to the terms of the Cash Management Agreement, cause all rents and other revenues of every kind pertaining to the Property to be forwarded to Noteholder or its designee for deposit into the Clearing Account, Notwithstanding anything to the contrary in the Cash Management Agreement, the Clearing Account shall be assigned the federal tax identification number of Assumptor, which number is 45-4023706. Noteholder agrees that that certain Clearing Account Agreement entered into on or about December 1, 2003 among Noteholder, City National Bank and Original Lender is terminated as of the Effective Date,

12.
Waiver of Acceleration. Noteholder hereby consents to the sale and conveyance of the Property and Collateral and agrees that it shall not exercise its right to cause all sums secured by the Security Instrument to become immediately due and payable because of the conveyance of the Property and the Collateral from Borrower to Assumptor; provided, however, Noteholder reserves its right under the terms of the Security instrument or any other Loan Document to accelerate all principal and interest in the event of any subsequent sale, transfer, encumbrance or other conveyance of the Property, the Collateral or any interest in Assumptor, except as permitted by the Loan Documents.

13.
Hazardous Materials. Without in any way limiting any other provision of this Assumption Agreement, Assumptor and Borrower expressly reaffirm as of the date hereof, and Assumptor reaffirms continuing hereafter: (a) each and every representation and warranty in the Loan Documents respecting “Hazardous Materials”; and (b) each and every covenant and indemnity in the Loan Documents respecting “Hazardous Materials”.

14.
Multiple Parties. If more than entity has signed this Assumption Agreement as Assumptor or Borrower, then all references in this Assumption Agreement to Assumptor or Borrower shall mean each and all of the persons so signing, as applicable. The liability of all entities signing shall be joint and several with all others similarly liable.

15.
Confirmation of Security Interest. Nothing contained herein shall affect or be construed to affect any lien, charge or encumbrance created by any Loan Document or the priority of that lien, charge or encumbrance. All assignments and transfers by Borrower to Assumptor are subject to any security interest(s) held by Noteholder.

16.	Notices. All notices to be given to Assumptor pursuant to the Loan Documents shall be addressed as follows:
Whitestone Pinnacle of Scottsdale, LLC
c/o Whitestone REIT Operating Partnership, LP
2600 S. Gessner Road, Suite 500
Houston, TX 77063
Attn: John Dee/David W. Hutton
Telephone: 713-435-2225
Telecopy: 713-465-8847

17.
Integration; Interpretation. The Loan Documents, including this Assumption Agreement, contain or expressly incorporate by reference the entire agreement of the parties with respect to the matters contemplated herein and supersede all prior negotiations. The Loan Documents shall not be modified except by written instrument executed by Noteholder and Assumptor; provided, however, the Loan Documents may not be modified in a manner that creates any additional obligations or liability on the part of Borrower and/or Original Guarantor beyond the liability and obligations of Borrower and Original Guarantor as set forth in this Assumption Agreement. Any reference in any of the Loan Documents to the property or the Collateral shall include all or any parts of the Property or the Collateral.

18.
Successors and Assigns. This Assumption Agreement is binding upon and shall inure to the benefit of the heirs, successors and assigns of the parties but subject to all prohibitions of transfers contained in any Loan Document.

19.
Attorneys' Fees; Enforcement. If any attorney is engaged by Noteholder to enforce, construe or defend any provision of this Assumption Agreement, or as a consequence of any default under or breach of this Assumption Agreement, with or without the filing of any legal action or proceeding, Assumptor shall pay to Noteholder, upon demand, the amount of all attorneys' fees and costs reasonably incurred by Noteholder in connection therewith, together with interest thereon from the date of such demand at the rate of interest applicable to the principal balance of the Note as specified therein.

20.
Right of Transfer of Property. The parties acknowledge that Article 8 of the Security Instrument provides that Noteholder shall consent to the voluntary sale or exchange of all of the Property, all subject, however, to the terms and conditions set forth therein,. The parties agree that this Assumption Agreement and the actions to be taken as contemplated herein shall constitute one such consent.

21.
Deferred Maintenance. Assumptor covenants and agrees that it will either (i) provide evidence, including but not limited to, receipts that the Deferred Maintenance (as defined herein) has been completed, or (ii) establish with Noteholder an escrow to fund the costs of Deferred Maintenance. As used herein, “Deferred Maintenance” refers to all items listed as deferred maintenance on that certain Standard Inspection Form dated August 4, 2011 issued by RR Donnelly. Assumptor further covenants and agrees that should such items of Deferred Maintenance not be repaired within ninety (90) days hereof, that an Event of Default shall have occurred, and that Noteholder shall have all remedies available to it under the terms of the Loan Documents, including but not limited to the immediate right to accrue interest on the Loan at the Default Interest Rate.

22.	Miscellaneous.

a.
This Assumption Agreement shall be governed and interpreted in accordance with the laws of the jurisdiction(s) specified in the other Loan Documents as governing the other Loan Documents. In any action brought or arising out of this Assumption Agreement, Borrower and Assumptor, and general partners, members and joint venturers of them, hereby consent to the jurisdiction of any state or federal court having proper venue as specified in the other Loan Documents and also consent to the service of process by any means authorized by the law of such jurisdiction(s). Except as expressly provided otherwise herein, all terms used herein shall have the meaning given to them in the Loan Documents. Time is of the essence of each term of the Loan Documents, including this Assumption Agreement. If any provision of this Assumption Agreement or any of the other Loan Documents shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that portion shall be deemed severed therefrom and the remaining parts shall remain in full force as though the invalid, illegal, or unenforceable portion had not been a part thereof.

b.	Notwithstanding anything to the contrary herein, this Agreement is subject to the provisions of Article 14 of the Note as if such provisions were set forth at length herein.

23.
Counterparts. This Assumption Agreement may be executed in any number of counterparts, each of which when executed and delivered will be deemed an original and all of which taken together will be deemed to be one and the same instrument.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, Noteholder, Assumptor, New Guarantor, Borrower, and Original Guarantor have caused this Assumption Agreement to be duly executed as of the date first above written.
NOTEHOLDER:
U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE, SUCCESSOR-IN-INTEREST TO BANK OF AMERICA, N.A., AS TRUSTEE, SUCCESSOR BY MERGER TO LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC., COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003- TOP12

By:	Wells Fargo Bank, National Association, as Master Servicer under the Pooling and Servicing Agreement dated as of December 14, 2003
By:     /s/ Wayne Ventus, Jr.
Name: Wayne Ventus, Jr.
Title: Assistant Vice President

Signature Page to Assumption Agreement

ASSUMPTOR:
Whitestone Pinnacle of Scottsdale, LLC, a Delaware limited liability company

By:	Whitestone REIT Operating Partnership, L.P., a Delaware limited partnership, its sole member

By:	Whitestone REIT, a Maryland real estate investment trust, its general partner

By:	/s/ John J. Dee
Name: John J. Dee
Title: Chief Operating Officer

NEW GUARANTOR:
Whitestone REIT Operating Partnership, L.P., a Delaware limited partnership

By:	Whitestone REIT; a Maryland real estate investment trust, its general partner

By:	/s/ John J. Dee
Name: John J. Dee
Title: Chief Operating Officer

Whitestone REIT, a Maryland Real Estate Investment Trust

By:	/s/ John J. Dee
Name: John J. Dee
Title: Chief Operating Officer

BORROWER:
Scottsdale Pinnacle LP, a California limited partnership

By:	SR Pinnacle LLC, a California limited liability company, its general partner

By:	Scottsdale Pinnacle Management, Inc., a Delaware corporation,
Its Administrative Member
By: /s/ Steven J. Fogel
Name: Steven J. Fogel
Its: President

ORIGINAL GUARANTOR:

/s/ Howard Banchik
Howard Banchik, Individually

CALIFORNIA NOTARY
ACKNOWLEDGEMENT
State of California        )
) ss
County of Alameda        )
On December 15, 2011, before me, Noreen Sutterfield, Notary Public, personally appeared Wayne Ventus, Jr., who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.
I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.
WITNESS my hand and official seal.
(NOTARY SEAL)

/s/ Noreen Sutterfield
My Commission Expires Jan 5, 2013

ACKNOWLEDGMENT OF ASSUMPTOR
STATE OF TEXAS            )
) ss
COUNTY OF HARRIS        )
On December 14, 2011, before me, the undersigned Notary Public in and for said County and State, personally appeared John J. Dee, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.
WITNESS my hand and official seal.
(NOTARY SEAL)

/s/ Shiela R. Scott

My Commission Expires:
10-17-12

ACKNOWLEDGMENT OF NEW GUARANTOR
STATE OF TEXAS            )
) ss
COUNTY OF HARRIS        )
On December 14, 2011, before me, the undersigned Notary Public in and for said County and State, personally appeared John J. Dee, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.
WITNESS my hand and official seal.
(NOTARY SEAL)

_     __ /s/ Shiela R. Scott

My Commission Expires:
10-7-12

STATE OF TEXAS	)
) ss
COUNTY OF HARRIS        )
On December 14, 2011, before me, the undersigned Notary Public in and for said County and State, personally appeared John J. Dee, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.
WITNESS my hand and official seal.
(NOTARY SEAL)

__ /s/ Shiela R. Scott

My Commission Expires:
10-7-12

ACKNOWLEDGMENT OF BORROWER
STATE OF California            )
) ss
COUNTY OF Los Angeles        )

On December 13, 2011, before me Timothy J. Kearney_, a Notary Public, personally appeared Steven J. Fogel, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacities, and that by his signature on the instrument, the person, or the entities upon behalf of which the person acted, executed the instrument.
I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.
WITNESS my hand and official seal.
(NOTARY SEAL)

Signature     /s/ Timothy J. Kearney

My Commission Expires: October 16, 2012

ACKNOWLEDGMENT OF ORIGINAL GUARANTOR
STATE OF California            )
) ss
COUNTY OF Los Angeles        )

On December 13 , 2011, before me Timothy J. Kearney , a Notary Public, personally appeared Steven J. Fogel, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacities, and that by his signature on the instrument, the person, or the entities upon behalf of which the person acted, executed the instrument.
I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.
WITNESS my hand and official seal.
(NOTARY SEAL)

Signature     /s/ Timothy J. Kearney

My Commission Expires: October 16, 2012

STATE OF California            )
) ss
COUNTY OF Los Angeles        )

On December ____, 2011, before me Timothy J. Kearney , a Notary Public, personally appeared Howard Banchik, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacities, and that by his signature on the instrument, the person, or the entities upon behalf of which the person acted, executed the instrument.
I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.
WITNESS my hand and official seal.
(NOTARY SEAL)

Signature     /s/ Timothy J. Kearney

My Commission Expires: October 16, 2012

Exh. A-1

EXHIBIT A
TO ASSUMPTION AGREEMENT
PREPARED BY AND     )
WHEN RECORDED MAIL TO:    )
)
Anderson, McCoy &Orta, P.C.     )
100 N. Broadway, Suite 2600     )
Oklahoma City, Oklahoma 73102     )
Attn: H. Anne Nicholson    )
Loan No, 85-0201155    )

MEMORANDUM OF ASSUMPTION AGREEMENT
Scottsdale Pinnacle LP, a California limited partnership, with a mailing address at 11440 San Vicente Blvd., Suite 200, Los Angeles, CA 90049 (“Borrower”), Howard Banchik and Steven J. Fogel, each an individual, with a mailing address at 11440 San Vicente Blvd., Suite 200, Los Angeles, CA 90049 (collectively “Original Guarantor”), Whitestone Pinnacle of Scottsdale, LLC, a Delaware limited liability company, with a mailing address at c/o Whitestone REIT Operating Partnership, LP, 2600 S. Gessner Road, Suite 500, Houston, TX 77063 (“Assumptor”), Whitestone REIT Operating Partnership, LP, a Delaware limited partnership and Whitestone REIT, a Maryland Real Estate Investment Trust, with a mailing address at c/o Whitestone REIT Operating Partnership, LP, 2600 S Gessner Road, Suite 500, Houston, TX 77063 (collectively “New Guarantor”), and U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE, SUCCESSOR-IN-INTEREST TO BANK OF AMERICA, N.A., AS TRUSTEE, SUCCESSOR BY MERGER TO LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC., COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-TOP12, with a mailing address c/o Wells Fargo Bank, N.A., Commercial Mortgage Servicing, 1901 Harrison Street, 2nd Floor, Oakland, CA 94612 (“Noteholder”), are parties to that certain ASSUMPTION AGREEMENT dated of even date herewith (“Assumption Agreement”). The undersigned parties agree that all obligations under that certain Promissory Note (“Note”) dated May 15, 2003, in the original principal amount of Fifteen Million Seven Hundred Thousand and no/100 Dollars ($15,700,000.00), secured by that certain Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing executed by Borrower and recorded on May 15, 2003, as Document No. 2003-0624539 with the Maricopa County Recorder, State of Arizona (“Official Records”), the Original Lender's interest under which was assigned to Noteholder by instrument recorded on January 9, 2004, as Document No. 2004-0025300, in said Official Records; that certain Assignment of Leases and Rents executed by Borrower, which was recorded on May 15, 2003, as Document No. 2003-0624540, with said Official Records, the Original Lender's interest under which was assigned to Noteholder by instrument recorded on January 9, 2004, as Document No. 2004-0025300 in said Official Records; that certain UCC-1 Financing Statement filed on May 15, 2003, as Document No. 2003-0624541 with said Official Records; and all other Loan Documents (as defined in the Assumption Agreement) securing the real property described on EXHIBIT A, have been assumed by Assumptor upon the terms and conditions set forth in the Assumption Agreement. The Assumption Agreement is by this reference incorporated herein and made a part hereof. This Memorandum of Assumption Agreement may be executed in any number of counterparts, each of which when executed and delivered will be deemed an original and all of which taken together will be deemed to be one and the same instrument.
Dated: December ___________, 2011